Exhibit 99.1


                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B                     PAGE 1
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
            COLLECTION PERIOD AUGUST 1, 1996 THROUGH AUGUST 31, 1996
                      DISTRIBUTION DATE SEPETEMBER 16, 1996


A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Receivable Balance                                                   $305,686,731.00
(B) Total Certificate Balance                                                  $305,686,731.00
(C) Class A Certificates
    (i)   Class A Percentage                                                             96.00%
    (ii)  Original Class A Principal Balance                                   $293,459,000.00
    (iii) Class A Pass-Through Rate                                                       6.55%
(D) Class B Certificates
    (i)   Class B Percentage                                                              4.00%
    (ii)  Original Class B Principal Balance                                    $12,227,731.00
    (iii) Class B Pass-Through Rate                                                       6.70%
(E) Servicing Fee Rate (per annum)                                                        1.00%
(F) Weighted Average Coupon (WAC)                                                        12.15%
(G) Weighted Average Original Maturity (WAOM)                                            60.12 months
(H) Weighted Average Remaining Maturity (WAM)                                            45.97 months
(I) Number of Receivables                                                               31,595
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial
            Certificate Balance)                                                          1.50%
    (ii)  Reserve Fund Initial Deposit                                           $4,585,300.97
    (iii) Specified Reserve Balance:
          (a)  On any Distribution Date: The greater of J(iii)(b or c)
               if 1.75% charge-off and delinquency triggers not hit -
                otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                      1.00%
          (c) Percent of Remaining Certificate Balance                                    3.25%
          (d) Trigger Percent of Remaining Certificate Balance                            8.00%


B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Receivable Balance                                                   $277,244,726.23
(B) Total Certificate Balance                                                  $277,244,726.23
(C) Total Certificate Pool Factor                                                    0.9069570
(D) Class A Certificates
    (i)  Class A Certificate Balance                                           $266,154,699.27
    (ii) Class A Certificate Pool Factor                                              .9069570
(E) Class B Certificates
    (i)  Class B Certificate Balance                                            $11,090,026.96
    (ii) Class B Certificate Pool Factor                                              .9069570
(F) Reserve Fund Balance                                                          6,805,563.56
(G) Cumulative Net Losses for All Prior Periods                                     867,586.77
(H) Charge-off Rate for Second Preceding Period                                           1.58%
(I) Charge-off Rate for Preceding Period                                                  1.29%
(J) Delinquency Percentage for Second Preceding Period                                    0.17%
(K) Delinquency Percentage for Preceding Period                                           0.22%
(L) Weighted Average Coupon (WAC)                                                        12.140%
(M) Weighted Average Remaining Maturity (WAM)                                             44.50 months
(N) Number of Receivables                                                                29,768

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                  12,727,103.55
    (ii)  Prepayments in Full                                                             0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                  0.00
    (iv) Other Refunds Related to Principal                                               0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                    2,785,971.73
    (ii)  Repurchased Loan Proceeds Related to Interest                                   0.00
(C) Weighted Average Coupon (WAC)                                                        12.14%
(D) Weighted Average Remaining Maturity (WAM)                                            43.77 months
(E) Remaining Number of Receivables                                                     28,938


(F) Delinquent Receivables                           Dollar Amount                  #  Units
                                                     --------------                 --------

    (i)  30-59 Days Delinquent                          3,043,742          1.15%        307
    (ii)  60-89 Days Delinquent                           637,320          0.24%         68
    (iii) 90 Days or More Delinquent                      214,459          0.08%         21


D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------



(A) Reserve Fund Investment Income                                                   29,982.58
(B) Collection Account Investment Income                                                  0.00
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection Period - Principal                     588,673.94
     (ii)  Realized Losses for Collection Period (B)(i)-(C)(i)                      513,368.84
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                  75,305.10
    (ii)  Liquidation Proceeds Related to Interest                                      295.45
    (iii) Recoveries from Prior Month Charge Offs                                   219,023.47


                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B                       PAGE 2
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
            COLLECTION PERIOD AUGUST 1, 1996 THROUGH AUGUST 31, 1996
                      DISTRIBUTION DATE SEPETEMBER 16, 1996


E. COLLECTION
-------------
Interest Collections:
(A) Interest Payments Received                                                    2,785,971.73
(B) Liquidation Proceeds Related to Interest                                            295.45
(C) Repurchased Loan Proceeds                                                             0.00
(D) Recoveries from Prior Month Charge Offs                                         219,023.47
                                                                                ---------------
(E) Interest Collections                                                          3,005,290.65

Principal Collections:
(F) Principal Payments Received                                                 $12,727,103.55
(G) Liquidation Proceeds Related to Principal                                        75,305.10
(H) Repurchased Loan Proceeds                                                             0.00
                                                                               ---------------
(I) Principal Collections                                                        12,802,408.65

(J) Total Collections                                                           $15,807,699.30


(A) Servicing Fee:
    (i)   Servicing Fee                                                            $231,037.27
    (ii)  Prior Collection Period unpaid Servicing Fees                                   0.00
                                                                               ---------------
    (iii)  Total Servicing Fee                                                     $231,037.27

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                               $1,452,761.07
    (ii)  Class A prior period Interest Carryover Shortfall                               0.00
                                                                               ---------------
    (iii)  Class A Interest Distribution                                         $1,452,761.07
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                  $61,919.32
    (ii)  Class B prior period Interest Carryover Shortfall                               0.00
                                                                               ---------------
    (iii)  Class B Interest Distribution                                            $61,919.32

(D) Total Certificate Interest Distribution                                      $1,514,680.38
(E) Total Certificate Interest Distribution plus Total Servicing Fee             $1,745,717.66

Principal:
(F) Principal Collections                                                       $12,802,408.65
(G) Realized Losses                                                                 513,368.84
                                                                               ---------------
(H) Total Monthly Principal                                                     $13,315,777.49

(I) Class A Certificates
    (i)   Class A Monthly Principal                                              12,783,134.99
    (ii)  Class A prior period Principal Carryover Shortfall                              0.00
                                                                               ---------------
    (iii)  Class A Principal Distribution                                        12,783,134.99
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                 532,642.50
    (ii)  Class B prior period Principal Carryover Shortfall                              0.00
                                                                               ---------------
    (iii)  Class B Principal Distribution                                           532,642.50

(K) Total Principal Distribution                                                 13,315,777.49

(L) Total Interest and Principal Distribution Amounts                            15,061,495.15
       plus Servicing Fee



                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B                      PAGE 3
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
            COLLECTION PERIOD AUGUST 1, 1996 THROUGH AUGUST 31, 1996
                      DISTRIBUTION DATE SEPETEMBER 16, 1996

G. DISTRIBUTIONS
----------------

(A) Total Interest Collections available to be distributed                        3,005,290.65
(B)  Class B Percentage of Principal Collections                                    512,107.31
(C) Servicing Fee:
    (i)   Total Servicing Fee                                                       231,037.27
    (ii)  Servicing Fee paid                                                        231,037.27
                                                                               ---------------
    (iii)  Unpaid Servicing Fee                                                           0.00
(D) Total Interest Collections available to be distributed
      after Servicing Fee paid                                                    2,774,253.38
Interest:
(E) Class A Certificates
   (i)   Class A Interest Distribution                                            1,452,761.07
   (ii)  Class A Interest Distribution paid from Interest Collections
          after Servicing Fee                                                     1,452,761.07
   (iii) Total Interest Collections available after Class A Interest
          Distribution paid                                                       1,321,492.31
   (iv)  Class A Interest Distribution remaining to be paid                               0.00
   (v)   Class A Interest Distribution paid from Class B Percentage of
           Principal Collections                                                          0.00
   (vi)  Class A Interest Distribution remaining to be paid                               0.00
   (vii) Class A Interest Distribution paid from Reserve Fund                             0.00
   (viii)Class A Interest Carryover Shortfall                                             0.00
   (ix) Class A Interest Distribution paid                                       1,452,761.07

(F) Class B Certificates
    (i) Class B Interest Distribution                                                61,919.32
   (ii) Class B Interest Distribution paid from Interest Collections after
         Class A Interest Distribution                                               61,919.32
  (iii) Total Interest Collections available after Class B Interest
        Distribution paid                                                         1,259,572.99
   (iv) Class B Interest Distribution remaining to be paid                                0.00
    (v) Class B Interest Distribution paid from Reserve Fund                              0.00
   (vi) Class B Interest Carryover Shortfall                                              0.00
  (vii) Class B Interest Distribution paid                                           61,919.32

(G) Total Interest Paid                                                           1,514,680.38
(H) Total Interest and Servicing Fee Paid                                         1,745,717.66
(I) Total Interest Collections available after Servicing Fee and Class A
     and Class B Interest Distribution paid                                       1,259,572.99

Total Collections available to be distributed:
(J) Total Principal Collections                                                  12,802,408.65
(K) Excess Interest                                                               1,259,572.99
(L)  Less: Class B Percentage of Principal Collections used to pay Class A
      Interest Distribution                                                               0.00

(M) Total Collections available to be distributed as principal                   14,061,981.64

Principal:
(N) Class A Certificates
    (i) Class A Principal Distribution                                           12,783,134.99
   (ii) Class A Principal Distribution paid from total Collections
         available to be distributed                                             12,783,134.99
  (iii) Total Collections available after Class A Principal Distribution
         paid                                                                     1,278,846.66
   (iv) Class A Principal Distribution remaining to be paid                               0.00
    (v) Class A Principal Distribution paid from Reserve Fund                             0.00
   (vi) Class A Principal Carryover Shortfall                                             0.00
  (vii) Total Class A Principal Distribution paid                                12,783,134.99

(O) Class B Certificates
    (i) Class B Principal Distribution                                              532,642.50
   (ii) Class B Principal Distribution paid from total Collections available to
        be distributed                                                              532,642.50
  (iii) Total Collections available after Class B Principal Distribution paid       746,204.15
   (iv) Class B Principal Distribution remaining to be paid                               0.00
    (v) Class B Principal Distribution paid from Reserve Fund                             0.00
   (vi) Class B Principal Carryover Shortfall                                             0.00
  (vii) Total Class B Principal Distribution paid                                   532,642.50

(P)  Total Excess Cash to the Reserve Fund                                          746,204.15

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B                        PAGE 4
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
            COLLECTION PERIOD AUGUST 1, 1996 THROUGH AUGUST 31, 1996
                      DISTRIBUTION DATE SEPETEMBER 16, 1996


H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------

                                                       Beginning                   End
                                                      of Period                 of Period
                                                    --------------            ---------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates         $277,244,726.23           $263,928,948.74
    (ii)   Aggregate Certificate Pool Factor               0.9069570                 0.8633968
    (iii)  Class A Principal Balance                  266,154,699.27            253,371,564.28
    (iv)   Class A Pool Factor                             0.9069570                 0.8633968
    (v)    Class B Principal Balance                   11,090,026.96             10,557,384.46
    (vi)   Class B Pool Factor                             0.9069570                 0.8633969

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                        12.14%                    12.14%
    (ii)  Weighted Average Remaining Maturity (WAM)            44.50 months              43.77 months
    (iii) Remaining Number of Receivables                     29,768                    28,938
    (iv)  Pool Balance                               $277,244,726.23           $263,928,948.74



I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------

(A) Beginning Reserve Account Balance                                             6,805,563.56
(B) Less: Draw to pay Class A Interest Distribution                                       0.00
(C) Reserve Account Balance after draw                                            6,805,563.56
(D) Less: Draw to pay Class B Interest Distribution                                       0.00
(E) Reserve Account Balance after draw                                            6,805,563.56
(F) Less: Draw to pay Class A Principal Distribution                                      0.00
(G) Reserve Account Balance after draw                                            6,805,563.56
(H) Less: Draw to pay Class B Principal Distribution                                      0.00
(I) Reserve Account Balance after draw                                            6,805,563.56
(J) Total excess Collections deposited in the Reserve Fund                          746,204.15
                                                                               ---------------
(K) Reserve Fund Balance                                                          7,551,767.71
(L) Specified Reserve Account Balance                                             8,577,690.83
(M) Reserve Account Release to Seller                                                     0.00
                                                                               ---------------
(N) Ending Reserve Account Balance                                                7,551,767.71
                                                                               ===============

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                $75,305.10
    (ii)   Liquidation Proceeds Related to Interest                                                    295.45
    (iii) Recoveries on Previously Liquidated Contracts                                            219,023.47
(B) Realized Net Losses for Collection Period                                                      513,368.84
(C) Charge-off Rate for Collection Period (annualized)                                                   1.31%
(D) Cumulative Aggregate Net Losses for all Periods                                              1,380,955.61

(E) Delinquent Receivables
                                                      Dollar Amount                  #  Units
                                                      -------------                  ---------
    (i)  30-59 Days Delinquent                          3,043,742          1.15%        307
    (ii)  60-89 Days Delinquent                           637,320          0.24%         68
    (iii) 90 Days or More Delinquent                      214,459          0.08%         21



                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B                       PAGE 5
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
            COLLECTION PERIOD AUGUST 1, 1996 THROUGH AUGUST 31, 1996
                      DISTRIBUTION DATE SEPETEMBER 16, 1996



K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------


(A) Charge-off Rate
    (i) Second Preceding Collection Period                                                               1.58%
    (ii) Preceding Collection Period                                                                     1.29%
    (iii) Current Collection Period                                                                      1.31%
    (iv) Three Month Average (Avg(i,ii,iii))                                                             1.39%

(B) Delinquency Percentages
    (i) Second Preceding Collection Period                                                               0.17%
    (ii) Preceding Collection Period                                                                     0.22%
    (iii) Current Collection Period                                                                      0.32%
    (iv) Three Month Average (Avg(i,ii,iii))                                                             0.24%

(C) Loss and Delinquency Trigger Indicator                                                 Trigger was not hit

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B                        PAGE 6
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
            COLLECTION PERIOD AUGUST 1, 1996 THROUGH AUGUST 31, 1996
                      DISTRIBUTION DATE SEPETEMBER 16, 1996




L.  STATEMENT TO CERTIFICATEHOLDER
----------------------------------

                                                                                                     Per $1,000 of
                                                                                                   Original Principal
(A)  Amount of distribution allocable to principal:                              Dollars ($)              Balance
                                                                               ---------------      ----------------

    (i)    Class A Certificates                                                  12,783,134.99          43.5602077
    (ii)   Class B Certificates                                                     532,642.50          43.5602077

                                                                                                       Per $1,000 of
                                                                                                     Original Principal
(B)  Amount of distribution allocable to interest:                               Dollars ($)               Balance
                                                                               ---------------        ----------------

    (i)    Class A Certificates                                                   1,452,761.07           4.9504737
    (ii)   Class B Certificates                                                      61,919.32           5.0638436

(C)  Pool Balance as of the close of business on the last day of the
     Collection Period                                                         $263,928,948.74
                                                                               ---------------



(D)  Amount of the Servicing Fee paid to the Servicer with respect to the                          Per $1,000 of
       related Collection Period                                                                Original Principal
                                                                               Dollarsl($)            Balance
                                                                             ---------------     -----------------

    (i)  Total Servicing Fee                                                   231,037.27
    (ii)    Class A Percentage of the Servicing Fee                            221,795.58            0.7557975
    (ii)    Class B Percentage of the Servicing Fee                              9,241.69            0.7557975


                                                                                                       Per $1,000 of
                                                                                                     Original Principal
                                                                                     Dollars ($)          Balance
                                                                                   ---------------    -----------------

(E)     (i)  Class A Interest Carryover Shortfall                                         0.00           0.0000000
        (ii)  Class A Principal Carryover Shortfall                                       0.00           0.0000000
        (iii)  Class B Interest Carryover Shortfall                                       0.00           0.0000000
        (iv)  Class B Principal Carryover Shortfall                                       0.00           0.0000000

        Change with respect to immediately preceding Distribution Date:
        (v)  Class A Interest Carryover Shortfall                                         0.00           0.0000000
        (vi)  Class A Principal Carryover Shortfall                                       0.00           0.0000000
        (vii)  Class B Interest Carryover Shortfall                                       0.00           0.0000000
        (viii)  Class B Principal Carryover Shortfall                                     0.00           0.0000000


(F)  Pool factors for each class of certificates, after giving effect to all
     payments allocated to principal                                                                    Pool Factor
                                                                                                       -------------

    (i)    Class A Pool Factor                                                                           0.8633968
    (ii)   Class B Pool Factor                                                                           0.8633969




(G)  Amount of the aggregate Realized Losses, if any, for such Collection
     Period ($)                                                                    $513,368.84
                                                                                 -------------

(H)  Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the
     preceding Collection Period                                                   $851,778.97

(I)  Amount on deposit in the Reserve Fund on such Distribution Date, after giving effect to distributions made on such Distribution Date
                                                                                 $7,551,767.71
                                                                                 -------------


(J)  Aggregate outstanding principal balances for each class of certificates, after
     giving effect to all payments allocated to principal                                        Principal Balance
                                                                                                 -----------------

    (i)    Class A Principal Balance                                                                253,371,564.28
    (ii)   Class B Principal Balance                                                                 10,557,384.46

(K)    Amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders on such Distribution
       Date                                                                              $0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or
     purchased by the Servicer with respect to the Related Collection Period ($)         $0.00
                                                                                   -----------


M. INSTRUCTIONS TO THE TRUSTEE
------------------------------


On the Distribution Date, make the following deposits and distributions:

(A) Withdraw from the Collection Account and distribute to the Servicer:
     (i)  Servicing Fee                                                                 $231,037.27
     (ii)  Servicing Fees retained by the Seller                                         231,037.27
                                                                                        -----------
     (iii) Servicing Fees to be distributed to the Seller on the Distribution
           Date (i-ii)                                                                                           $0.00
                                                                                                           -----------

(B)  Withdraw from the Collection Account and deposit in the Class A
     Distribution Account:
      (i)  for the Class A Interest Distribution                                      $1,452,761.07
      (ii)  for the Class A Principal Distribution                                    12,783,134.99
                                                                                      -------------
      (iii)  Total (i+ii)                                                                               $14,235,896.05
                                                                                                        --------------

(C)  Withdraw from the Collection Account and deposit in the Class B Distribution
      Account:
      (i)  for the Class B Interest Distribution                                         $61,919.32
      (ii)  for the Class B Principal Distribution                                       532,642.50
                                                                                        -----------
      (iii)  Total (i+ii)                                                                                  $594,561.82
                                                                                                           -----------

(D)  Withdraw excess Collections from the Collection Account and deposit
     in the Reserve Fund                                                                                   $746,204.15
                                                                                                           -----------

(E) Withdraw from the Reserve Fund and deposit in the Class A Distribution
Account:
     (i)  Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage of
          Principal Collections                                                                                  $0.00
     (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution
           and the Class B Interest Distribution                                                                  0.00
                                                                                                            ----------
     (iii)  Total                                                                                                           $0.00
                                                                                                                         --------

(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution
Account:
     (i)    Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the distribution
            of the Class A Interest Distribution                                                                 $0.00
     (ii)  Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest
           Distribution, the Class B Interest Distribution, and the Class A
           Principal Distribution                                                                                 0.00
                                                                                                            ----------
     (iii)  Total                                                                                                           $0.00
                                                                                                                         --------